Shore Bancshares Reports 2014 Results

EASTON, Md., Jan. 26, 2015 /PRNewswire/ -- Shore Bancshares, Inc. (NASDAQ - SHBI) reported net income of $1.226 million or $0.10 per diluted common share for the fourth quarter of 2014, compared to net income of $1.262 million or $0.10 per diluted common share for the third quarter of 2014, and net income of $1.175 million or $0.14 per diluted common share for the fourth quarter of 2013. The Company reported net income of $5.05 million or $0.46 per diluted common share for fiscal year 2014, compared to a net loss of $9.6 million or $(1.14) per diluted common share for fiscal year 2013.

When comparing the fourth quarter of 2014 to the third quarter of 2014, net income remained relatively unchanged due to lower noninterest income and lower noninterest expense. When comparing the fourth quarter of 2014 to the fourth quarter of 2013, the main reasons for the slightly improved results were a decline in non-interest income and expense which related to the sale of Tri-State General Insurance Agency, LTD ("TSGIA") the Company's wholesale insurance subsidiary during the second quarter of 2014, and an increase in retail commissions of $100 thousand. When comparing fiscal year 2014 to fiscal year 2013, improved earnings were due to a decline in the provision for credit losses of $24.4 million partially offset by a decrease in net interest income of $834 thousand.

"Our regional economy is finally showing signs of stability. We are well capitalized and in a position to meet the needs of our customers and generate healthy loan growth. Cultivating new business development opportunities will be our primary focus in 2015," said Lloyd L. "Scott" Beatty, Jr., President and Chief Executive Officer.

Balance Sheet Review
Total assets were $1.1 billion at December 31, 2014, a $46.3 million, or 4.4%, increase when compared to $1.054 billion at the end of 2013. The slightly higher amount of total assets was primarily due to proceeds from the second quarter capital raise which were primarily invested in available for sale investment securities. Such securities increased $89 million, which was partially offset by the decline in interest-bearing deposits with other banks of $41 million as well as a slight reduction in loans. Loans held for sale at December 31, 2013 were reclassified to loans during the first quarter of 2014.

Total deposits at December 31, 2014 increased $15.5 million, or 1.7%, when compared to December 31, 2013. The increase in total deposits was mainly due to an increase in noninterest-bearing deposits of $21 million as well as an increase in interest-bearing transaction accounts of $22 million, partially offset by a decline in time deposits of $25 million. Total stockholders' equity increased $37.2 million, or 36%, when compared to the end of 2013 primarily due to the stock sale in the second quarter of 2014 which resulted in $31.2 million in net proceeds. At December 31, 2014 the ratio of total equity to total assets was 12.77% and the ratio of total tangible equity to total tangible assets was 11.70%, significantly higher than the 9.80% and 8.41%, respectively, at December 31, 2013.

Review of Quarterly Financial Results
Net interest income was $8.6 million for the fourth and third quarter of 2014. Although net interest income remained flat between quarters, the average balance sheet reflects a decline in yields on loans, which was offset by higher volumes of and rates earned on investment securities and lower volumes of and rates paid on time deposits. Net interest income for the fourth quarter of 2014 increased $66 thousand over the fourth quarter of 2013. The Company's net interest margin was 3.35% for the fourth quarter of 2014, compared to 3.38% for the third quarter of 2014 and 3.49% for the fourth quarter of 2013. The decrease in net interest margin was primarily due to lower volumes of and yields earned on loans, partially offset by higher volumes of and yields earned on investment securities.

The provision for credit losses was $650 thousand for the fourth quarter of 2014, $775 thousand for the third quarter of 2014 and $474 thousand for the fourth quarter of 2013. The lower level of provision for credit losses when comparing the fourth quarter of 2014 to the third quarter of 2014 was primarily due to declines in nonperforming loans. The level of provision for credit losses increased when comparing the fourth quarter of 2014 to the fourth quarter of 2013, primarily due to a charge off on a large troubled debt restructuring (TDR) loan in the fourth quarter of 2014. Net charge-offs were $1.6 million for the fourth quarter of 2014, $1.2 million for the third quarter of 2014 and $1.1 million for the fourth quarter of 2013. The ratio of annualized net charge-offs to average loans was .88% for the fourth quarter of 2014, .70% for the third quarter of 2014 and .58% for the fourth quarter of 2013. The ratio of the allowance for credit losses to period-end loans was 1.08% at December 31, 2014, lower than the 1.22% at September 30, 2014 and 1.51% at December 31, 2013.

At December 31, 2014, nonperforming assets, excluding (TDRs), were $17.2 million, a decline of $272 thousand, or 1.6%, when compared to September 30, 2014 and a decrease of $1.4 million, or 7.7%, when compared to December 31, 2013. Additionally, accruing (TDRs) were $16.7 million at December 31, 2014, a decrease of $8.6 million, or 34%, when compared to September 30, 2014 and a decrease of $9.4 million, or 36.1% when compared to December 31, 2013. The positive trend in nonperforming assets and TDRs when comparing December 31, 2014 to both September 30, 2014 and December 31, 2013 was mainly accomplished through continued workout efforts and charge-offs over the last 12 months. At December 31, 2014 the ratio of nonperforming assets to total assets was 1.57%, lower than the 1.60% and 2.11% at September 30, 2014 and December 31, 2013, respectively. In addition, the ratio of accruing TDRs to total assets at December 31, 2014 was 1.52%, compared to 2.30% at September 30, 2014 and 2.47% at December 31, 2013, which reflects improved credit quality in the loan portfolio.

Total noninterest income for the fourth quarter of 2014 decreased $523 thousand, or 13.1%, when compared to the third quarter of 2014 and decreased $744 thousand, or 17.7%, when compared to the fourth quarter of 2013. The decrease from the third quarter of 2014 was due to lower retail commissions which are typically higher in the first and third quarters of the Company's fiscal year, resulting in a decline of $440 thousand. The decrease from the fourth quarter of 2013 of $741 thousand was the result of the sale of Tri-State General Insurance Agency, LTD ("TSGIA"), the Company's wholesale insurance subsidiary, in June of 2014, which resulted in a loss of commission income of $849 thousand. This loss of commissions income was slightly offset by an increase in ongoing retail commissions of $108 thousand for the fourth quarter of 2014. During the fourth quarter of 2014, management made the decision to close a Talbot Bank branch in Trappe, MD in early 2015, which was part of one of the Company's wholly owned subsidiaries, resulting in an offset to noninterest income of $88 thousand relating to leasehold improvements of the branch.

Total noninterest expense for the fourth quarter of 2014 decreased $309 thousand, or 3.1%, when compared to the third quarter of 2014 and decreased $958 thousand, or 9.2%, when compared to the fourth quarter of 2013. The decrease from the third quarter of 2014 was attributed mainly to the salaries and wages line item, which decreased $384 thousand as a result of a one-time severance and related benefits payout of $400 thousand to the former Chief Executive Officer of CNB accrued in the third quarter of 2014 and a decrease in write-downs of other real estate owned of $98 thousand for the fourth quarter of 2014, which were offset by the fourth quarter accrual of bonuses and incentive awards to members of management of $180 thousand. The significant decrease when compared to the fourth quarter of 2013 was primarily due to a decline in operating expenses of $1 million as a result of the sale of TSGIA discussed above.

Review of 2014 Financial Results
Net interest income for 2014 was $34 million, a decrease of $834 thousand, or 2.4%, when compared to 2013 due to a greater decline in interest income from loans than the increase in securities interest income and decrease in interest expense combined. The decrease in interest income was primarily due to lower average balances of and yields earned on loans, partially offset by an increase in higher average balances and yields earned on investment securities and a decrease in interest expense due to lower balances of and rates paid on time deposits. The decline in the average balance of loans along with the decrease in rates resulted in the net interest margin declining to 3.43% for 2014 when compared to 3.48% for 2013.

The provision for credit losses for 2014 and 2013 were $3.4 million and $27.8 million, respectively, while net charge-offs were $6.4 million and $33.1 million, respectively. The decline in provision and charge-offs were primarily due to the sale of loans and other real estate owned by The Talbot Bank of Easton, one of the Company's wholly owned subsidiaries, which occurred in the third quarter of 2013. The ratio of annualized net charge-offs to average loans was .90% for 2014 and 4.32% 2013.

Total noninterest income for 2014 decreased $678 thousand, or 3.9%, when compared to 2013. The decrease was primarily due to the loss of wholesale insurance commissions and fees of $1.9 million from the formerly owned Tri-State General Insurance Agency mentioned above and a gain on investment securities of $913 thousand in 2013. The decreases were partially offset by increases of $493 thousand in retail commissions, the gain on sale of Tri-State of $114 thousand and increased trust and fee income of $247 thousand reduced the losses in noninterest income for 2014. In addition, during 2013, the Company incurred a loss of $1.3 million related to the termination of a cash flow hedge. As a result of the termination in 2013, no loss was incurred in 2014.

Total noninterest expense for 2014 decreased $1.3 million, or 3.3%, when compared to 2013. The decrease was primarily due to lower write-downs of other real estate owned of $660 thousand, or 50.1%, and insurance agency commission's expense of $892 thousand, or 49.6%, associated with the Tri-State Sale, which were partially offset by increases in salary and wage expense of $254 thousand, or 1.5%, data processing of $106 thousand, or 3.7%, and directors' fees of $120 thousand, or 33.9%.

Shore Bancshares Information
Shore Bancshares, Inc. is a financial holding company headquartered in Easton, Maryland and is the largest independent bank holding company located on Maryland's Eastern Shore. It is the parent company of two Maryland chartered commercial banks, The Talbot Bank of Easton, Maryland, and CNB; three insurance producer firms, The Avon-Dixon Agency, LLC, Elliott Wilson Insurance, LLC and Jack Martin and Associates, Inc.; and an insurance premium finance company, Mubell Finance, LLC. Shore Bancshares, Inc. engages in the trust services business through the trust department at CNB under the name "Wye Financial & Trust". Additional information is available at www.shorebancshares.com.

Forward-Looking Statements
The statements contained herein that are not historical facts are forward-looking statements (as defined by the Private Securities Litigation Reform Act of 1995) based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. These statements are evidenced by terms such as "anticipate," "estimate," "should," "expect," "believe," "intend," and similar expressions. Although these statements reflect management's good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. For a discussion of these risks and uncertainties, see the section of the periodic reports filed by Shore Bancshares, Inc. with the Securities and Exchange Commission entitled "Risk Factors".

The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

Shore Bancshares, Inc.							Page 5 of 12
Financial Highlights
(Dollars in thousands, except per share data)

	For the Three Months Ended				For the Twelve Months Ended
	December 31,				December 31,
	2014	2013	Change		2014	2013	Change
PROFITABILITY FOR THE PERIOD
Net interest income	$ 8,636	$ 8,570	0.8%		$ 34,042	$ 34,876	(2.4)%
Provision for credit losses	650	474	37.1		3,350	27,784	(87.9)
Noninterest income	3,471	4,215	(17.7)		16,781	17,459	(3.9)
Noninterest expense	9,510	10,468	(9.2)		39,361	40,686	(3.3)
Income (loss) before income taxes	1,947	1,843	5.6		8,112	(16,135)	150.3
Income tax (benefit) expense	721	668	7.9		3,061	(6,501)	147.1
Net income	$ 1,226	$ 1,175	4.3		$ 5,051	$ (9,634)	152.4

Return on average assets	0.44%	0.44%	-	bp	0.47%	(0.89)%	136	bp
Return on average equity	3.48	4.50	(102)		4.04	(8.64)	1,268
Return on average tangible equity (1)	3.91	5.53	(162)		4.68	(9.92)	1,460
Net interest margin	3.35	3.47	(12)		3.43	3.48	(5)
Efficiency ratio - GAAP	78.40	81.72	(332)		77.31	77.59	(28)
Efficiency ratio - Non-GAAP (1)	78.28	81.14	(286)		77.12	77.43	(31)

PER SHARE DATA
Basic net income (loss) per common share	$ 0.10	$ 0.14	(28.6)%		$ 0.46	$ (1.14)	140.4%
Diluted net income (loss) per common share	0.10	0.14	(28.6)		0.46	(1.14)	140.4
Dividends paid per common share	-	-	-		-	-	-
Book value per common share at period end	11.13	12.19	(8.7)
Tangible book value per common share at period end (1)	10.08	10.31	(2.2)
Market value at period end	9.34	9.22	1.3
Market range:
High	9.34	9.45	(1.2)		10.49	9.45	11.0
Low	9.34	8.50	9.9		8.57	5.20	64.8

AVERAGE BALANCE SHEET DATA
Loans	$ 707,484	$ 718,070	(1.5)%		$ 707,381	$ 764,659	(7.5)%
Investment securities	232,803	145,181	60.4		198,639	139,241	42.7
Earning assets	1,026,061	982,519	4.4		994,898	1,006,311	(1.1)
Assets	1,103,355	1,060,315	4.1		1,072,622	1,081,127	(0.8)
Deposits	950,720	938,293	1.3		932,546	950,332	(1.9)
Stockholders' equity	139,676	103,507	34.9		125,094	111,445	12.2

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs	$ 1,561	$ 1,050	48.7%		$ 6,380	$ 33,050	(80.7)%

Nonaccrual loans	$ 13,467	$ 14,626	(7.9)
Loans 90 days past due and still accruing	87	270	(67.8)
Other real estate owned	3,691	3,779	(2.3)
Total nonperforming assets	17,245	18,675	(7.7)
Accruing troubled debt restructurings (TDRs)	16,674	26,088	(36.1)
Total nonperforming assets and accruing TDRs	$ 33,919	$ 44,763	(24.2)

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	12.77%	9.80%	297	bp		9.80
Period-end tangible equity to tangible assets (1)	11.70	8.41	329			8.41

Annualized net charge-offs to average loans	0.88	0.58	30		0.90%	4.32%	(342)	bp

Allowance for credit losses as a percent of:
Period-end loans	1.08	1.51	(43)
Nonaccrual loans	57.14	73.33	(1,619)
Nonperforming assets	44.62	57.43	(1,281)
Accruing TDRs	46.15	41.11	504
Nonperforming assets and accruing TDRs	22.69	23.96	(127)

As a percent of total loans:
Nonaccrual loans	1.89	2.05	(16)
Accruing TDRs	2.35	3.66	(131)
Nonaccrual loans and accruing TDRs	4.24	5.71	(147)

As a percent of total loans+other real estate owned:
Nonperforming assets	2.41	2.61	(20)
Nonperforming assets and accruing TDRs	4.75	6.25	(150)

As a percent of total assets:
Nonaccrual loans	1.22	1.39	(17)
Nonperforming assets	1.57	1.77	(20)
Accruing TDRs	1.52	2.47	(95)
Nonperforming assets and accruing TDRs	3.09	4.24	(115)

(1) See the reconciliation table on page 11 of 11.

Shore Bancshares, Inc.			Page 6 of 12
Consolidated Balance Sheets
(In thousands, except per share data)

			December 31, 2014
	December 31,	December 31,	compared to
	2014	2013	December 31, 2013
ASSETS
Cash and due from banks	$ 24,211	$ 21,238	14.0%
Interest-bearing deposits with other banks	68,460	109,384	(37.4)
Federal funds sold	3,552	468	659.0
Investment securities available for sale (at fair value)	236,108	147,101	60.5
Investment securities held to maturity	4,630	5,185	(10.7)

Loans held for sale	-	3,521	(100.0)

Loans	710,746	711,919	(0.2)
Less: allowance for credit losses	(7,695)	(10,725)	(28.3)
Loans, net	703,051	701,194	0.3

Premises and equipment, net	16,275	15,198	7.1
Goodwill	11,931	12,454	(4.2)
Other intangible assets, net	1,331	3,520	(62.2)
Other real estate owned, net	3,691	3,779	(2.3)
Other assets	27,162	31,082	(12.6)

Total assets	$ 1,100,402	$ 1,054,124	4.4

LIABILITIES
Noninterest-bearing deposits	$ 193,814	$ 172,797	12.2
Interest-bearing deposits	755,190	760,671	(0.7)
Total deposits	949,004	933,468	1.7

Short-term borrowings	4,808	10,140	(52.6)
Accrued expenses and other liabilities	6,121	7,217	(15.2)
Total liabilities	959,933	950,825	1.0

STOCKHOLDERS' EQUITY
Common stock, par value $0.01; authorized
35,000,000 shares	126	85	48.2
Additional paid in capital	63,533	32,207	97.3
Retained earnings	76,494	71,444	7.1
Accumulated other comprehensive loss	316	(437)	172.3
Total stockholders' equity	140,469	103,299	36.0

Total liabilities and stockholders' equity	$ 1,100,402	$ 1,054,124	4.4

Period-end common shares outstanding	12,618	8,471	49.0
Book value per common share	$ 11.13	$ 12.19	(8.7)

Shore Bancshares, Inc.						Page 7 of 12
Consolidated Statements of Operations
(In thousands, except per share data)

	For the Three Months Ended			For the Twelve Months Ended
	December 31,			December 31,
	2014	2013	% Change	2014	2013	% Change
INTEREST INCOME
Interest and fees on loans	$ 8,665	$ 9,242	(6.2)%	$ 35,140	$ 39,058	(10.0)%
Interest and dividends on investment securities:
Taxable	917	504	81.9	2,957	2,072	42.7
Tax-exempt	3	3	-	12	17	(29.4)
Interest on federal funds sold	-	1	(100.0)	1	4	(75.0)
Interest on deposits with other banks	40	57	(29.8)	179	200	(10.5)
Total interest income	9,625	9,807	(1.9)	38,289	41,351	(7.4)

INTEREST EXPENSE
Interest on deposits	985	1,230	(19.9)	4,229	6,448	(34.4)
Interest on short-term borrowings	4	7	(42.9)	18	27	(33.3)
Total interest expense	989	1,237	(20.0)	4,247	6,475	(34.4)

NET INTEREST INCOME	8,636	8,570	0.8	34,042	34,876	(2.4)
Provision for credit losses	650	474	37.1	3,350	27,784	(87.9)

NET INTEREST INCOME (LOSS) AFTER PROVISION
FOR CREDIT LOSSES	7,986	8,096	(1.4)	30,692	7,092	332.8

NONINTEREST INCOME
Service charges on deposit accounts	629	599	5.0	2,407	2,371	1.5
Trust and investment fee income	478	429	11.4	1,860	1,613	15.3
Investment securities gains	23	-	-	23	913	(97.5)
Insurance agency commissions	1,736	2,477	(29.9)	9,525	10,647	(10.5)
Loss on termination of cash flow hedge	-	-	-	-	(1,306)	100.0
Other noninterest income	605	710	(14.8)	2,966	3,221	(7.9)
Total noninterest income	3,471	4,215	(17.7)	16,781	17,459	(3.9)

NONINTEREST EXPENSE
Salaries and wages	4,305	4,336	(0.7)	17,600	17,346	1.5
Employee benefits	956	983	(2.7)	4,092	4,094	(0.0)
Occupancy expense	570	569	0.2	2,339	2,344	(0.2)
Furniture and equipment expense	234	252	(7.1)	975	1,020	(4.4)
Data processing	766	773	(0.9)	3,006	2,900	3.7
Directors' fees	99	92	7.6	474	354	33.9
Amortization of intangible assets	33	74	(55.4)	201	296	(32.1)
Insurance agency commissions expense	-	470	(100.0)	906	1,798	(49.6)
FDIC insurance premium expense	402	613	(34.4)	1,636	1,813	(9.8)
Write-downs of other real estate owned	192	371	(48.2)	658	1,318	(50.1)
Other noninterest expenses	1,953	1,935	0.9	7,474	7,403	1.0
Total noninterest expense	9,510	10,468	(9.2)	39,361	40,686	(3.3)

Income (loss) before income taxes	1,947	1,843	5.6	8,112	(16,135)	150.3
Income tax (benefit) expense	721	668	7.9	3,061	(6,501)	147.1

NET (LOSS) INCOME	$ 1,226	$ 1,175	4.3	$ 5,051	$ (9,634)	152.4

Weighted average shares outstanding - basic	12,617	8,463	49.1	10,945	8,461	29.4
Weighted average shares outstanding - diluted	12,626	8,474	49.0	10,956	8,461	29.5

Basic net income per common share	$ 0.10	$ 0.14	(28.6)	$ 0.46	$ (1.14)	140.4
Diluted net income per common share	0.10	0.14	(28.6)	0.46	(1.14)	140.4
Dividends paid per common share	-	-	-	-	-	-

Shore Bancshares, Inc.								Page 8 of 12
Consolidated Average Balance Sheets
(Dollars in thousands)

	For the Three Months Ended				For the Twelve Months Ended
	December 31,				December 31,
	2014		2013		2014		2013
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$ 707,484	4.87%	$ 733,117	5.01%	$ 707,381	4.98%	$ 768,516	5.09%
Investment securities
Taxable	232,371	1.56	144,699	1.38	198,207	1.49	138,701	1.49
Tax-exempt	432	4.16	482	4.39	432	4.20	540	4.84
Federal funds sold	2,962	0.07	2,692	0.06	1,883	0.06	3,850	0.10
Interest-bearing deposits	82,812	0.19	101,529	0.22	86,995	0.21	94,704	0.21
Total earning assets	1,026,061	3.73%	982,519	3.98%	994,898	3.86%	1,006,311	4.12%
Cash and due from banks	24,329		20,900		22,973		22,603
Other assets	61,370		70,048		64,200		67,724
Allowance for credit losses	(8,405)		(13,152)		(9,449)		(15,511)
Total assets	$ 1,103,355		$ 1,060,315		$ 1,072,622		$ 1,081,127

Interest-bearing liabilities
Demand deposits	$ 183,251	0.13%	$ 176,492	0.15%	$ 177,828	0.14%	$ 171,244	0.16%
Money market and savings deposits (1)	233,441	0.12	211,294	0.12	225,616	0.12	221,808	0.49
Certificates of deposit $100,000 or more	163,813	1.06	190,117	1.16	170,252	1.10	202,053	1.28
Other time deposits	173,695	0.95	188,645	1.14	180,848	1.01	195,045	1.29
Interest-bearing deposits	754,200	0.52	766,548	0.64	754,544	0.56	790,150	0.82
Short-term borrowings	6,356	0.23	10,505	0.23	8,061	0.22	10,980	0.24
Total interest-bearing liabilities	760,556	0.52%	777,053	0.63%	762,605	0.56%	801,130	0.81%
Noninterest-bearing deposits	196,520		171,745		178,002		160,182
Accrued expenses and other liabilities	6,603		8,010		6,921		8,370
Stockholders' equity	139,676		103,507		125,094		111,445
Total liabilities and stockholders' equity	$ 1,103,355		$ 1,060,315		$ 1,072,622		$ 1,081,127

Net interest spread		3.21%		3.35%		3.30%		3.31%
Net interest margin		3.35%		3.49%		3.43%		3.48%

(1) Interest on money market and savings deposits for 2013 included an adjustment to expense related to interest rate caps and the hedged deposits associated with them. This adjustment increased interest expense $695 thousand for 2013, respectively. Interest expense for 2014 did not reflect this adjustment because the interest rate caps were terminated in June of 2013.

Shore Bancshares, Inc.								Page 9 of 12
Financial Highlights By Quarter
(Dollars in thousands, except per share data)

	4th quarter	3rd quarter	2nd quarter	1st quarter	4th quarter	4Q 14		4Q 14
	2014	2014	2014	2014	2013	compared to		compared to
	(4Q 14)	(3Q 14)	(2Q 14)	(1Q 14)	(4Q 13)	3Q 14		4Q 13
PROFITABILITY FOR THE PERIOD
Taxable-equivalent net interest income	$ 8,659	$ 8,659	$ 8,469	$ 8,347	$ 8,595	-%		0.7
Less: Taxable-equivalent adjustment	23	23	22	24	25	-		(8.0)
Net interest income	8,636	8,636	8,447	8,323	8,570	-		0.8
Provision for credit losses	650	775	950	975	474	(16.1)		37.1
Noninterest income	3,471	3,994	4,528	4,788	4,215	(13.1)		(17.7)
Noninterest expense	9,510	9,819	9,917	10,115	10,468	(3.1)		(9.2)
Income (loss) before income taxes	1,947	2,036	2,108	2,021	1,843	(4.4)		5.6
Income tax expense (benefit)	721	774	803	763	668	(6.8)		7.9
Net income (loss)	$ 1,226	$ 1,262	$ 1,305	$ 1,258	$ 1,175	(2.9)		4.3

Return on average assets	0.44%	0.46%	0.50%	0.49%	0.44%	(2)	bp	-
Return on average equity	3.48	3.61	4.47	4.88	4.50	(13)		(102)
Return on average tangible equity (1)	3.91	4.06	5.28	5.97	5.53	(15)		(162)
Net interest margin	3.35	3.38	3.49	3.50	3.47	(3)		(12)
Efficiency ratio - GAAP	78.40	77.60	76.30	77.01	81.72	80		(332)
Efficiency ratio - Non-GAAP (1)	78.28	77.33	76.51	76.44	81.14	95		(286)

PER SHARE DATA
Basic net income (loss) per common share	$ 0.10	$ 0.10	$ 0.13	$ 0.15	$ 0.14	-%		(28.6)
Diluted net income (loss) per common share	0.10	0.10	0.13	0.15	0.14	-		(28.6)
Dividends paid per common share	-	-	-	-	-	-		-
Book value per common share at period end	11.13	10.99	10.90	12.35	12.19	1.3		(8.7)
Tangible book value per common share at period end (1)	10.08	9.94	9.84	10.47	10.31	1.4		(2.2)
Market value at period end	9.34	9.00	9.01	9.51	9.22	3.8		1.3
Market range:
High	9.34	9.03	10.49	9.99	9.45	3.4		(1.2)
Low	9.34	8.96	8.57	9.00	8.50	4.2		9.9

AVERAGE BALANCE SHEET DATA
Loans	$ 707,484	$ 705,637	$ 708,718	$ 707,708	$ 718,070	0.3%		(1.5)
Investment securities	232,803	221,537	183,559	155,556	145,181	5.1		60.4
Earning assets	1,026,061	1,015,767	972,976	966,304	982,519	1.0		4.4
Assets	1,103,355	1,093,103	1,048,592	1,044,568	1,060,315	0.9		4.1
Deposits	950,720	940,312	915,241	923,524	938,293	1.1		1.3
Stockholders' equity	139,676	138,615	117,089	104,462	103,507	0.8		34.9

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs	$ 1,561	$ 1,245	$ 1,943	$ 1,631	$ 1,050	25.4%		48.7

Nonaccrual loans excluding nonaccrual loans held for sale (hfs)	$ 13,467	$ 12,718	$ 15,176	$ 19,156	$ 14,626	5.9		(7.9)
Loans 90 days past due and still accruing	87	-	5	121	270	-		(67.8)
Other real estate owned	3,691	4,799	4,201	4,672	3,779	(23.1)		(2.3)
Total nonperforming assets excluding nonaccrual loans hfs	17,245	17,517	19,382	23,949	18,675	(1.6)		(7.7)
Nonaccrual loans hfs	-	-	-	-	3,521	-		(100.0)
Total nonperforming assets including nonaccrual loans hfs	$ 17,245	$ 17,517	$ 19,382	$ 23,949	$ 22,196	(1.6)		(22.3)

Accruing troubled debt restructurings (TDRs) excluding TDRs hfs	$ 16,674	$ 25,246	$ 25,402	$ 25,333	$ 26,088	(34.0)		(36.1)
Accruing TDRs hfs	-	-	-	-	-	-		-
Total accruing TDRs including TDRs hfs	$ 16,674	$ 25,246	$ 25,402	$ 25,333	$ 26,088	(34.0)		(36.1)

Total nonperforming assets and accruing TDRs excluding nonaccrual loans and TDRs hfs	$ 33,919	$ 42,763	$ 44,784	$ 49,282	$ 44,763	(20.7)		(24.2)
Nonaccrual loans and TDRs hfs	-	-	-	-	3,521	-		(100.0)
Total nonperforming assets and accruing TDRs including nonaccrual loans and TDRs hfs	$ 33,919	$ 42,763	$ 44,784	$ 49,282	$ 48,284	(20.7)		(29.8)

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	12.77%	12.65%	12.91%	9.97%	9.80%	12	bp	297
Period-end tangible equity to tangible assets (1)	11.70	11.58	11.81	8.58	8.41	12		329

Annualized net charge-offs to average loans	0.88	0.70	1.10	0.93	0.58	18		30

Allowance for credit losses as a percent of (including loans hfs):
Period-end loans	1.08	1.22	1.28	1.43	1.51	(14)		(43)
Nonaccrual loans	57.14	67.67	59.80	52.56	59.10	(1,053)		(196)
Nonperforming assets	44.62	49.13	46.83	42.04	48.32	(451)		(370)
Accruing TDRs	46.15	34.09	35.73	39.75	41.11	1,206		504
Nonperforming assets and accruing TDRs	22.69	20.12	20.27	20.43	22.21	257		48

As a percent of total loans (including loans hfs):
Nonaccrual loans	1.89	1.80	2.14	2.72	2.54	9		(65)
Accruing TDRs	2.35	3.58	3.58	3.60	3.65	(123)		(130)
Nonaccrual loans and accruing TDRs	4.24	5.38	5.72	6.32	6.19	(114)		(195)

As a percent of total loans+other real estate owned (including loans hfs):
Nonperforming assets	2.41	2.47	2.72	3.38	3.09	(6)		(68)
Nonperforming assets and accruing TDRs	4.75	6.02	6.27	6.96	6.72	(127)		(197)

As a percent of total assets (including loans hfs):
Nonaccrual loans	1.22	1.16	1.43	1.83	1.72	6		(50)
Nonperforming assets	1.57	1.60	1.82	2.28	2.11	(3)		(54)
Accruing TDRs	1.52	2.30	2.39	2.41	2.47	(78)		(95)
Nonperforming assets and accruing TDRs	3.09	3.90	4.21	4.69	4.58	(81)		(149)

(1) See the reconciliation table on page 11 of 11.

Shore Bancshares, Inc.							Page 10 of 12
Consolidated Statements of Operations By Quarter
(In thousands, except per share data)

						4Q 14	4Q 14
						compared to	compared to
	4Q 14	3Q 14	2Q 14	1Q 14	4Q 13	3Q 14	4Q 13
INTEREST INCOME
Interest and fees on loans	$ 8,665	$ 8,788	$ 8,812	$ 8,875	$ 9,242	(1.4)%	(6.2)
Interest and dividends on investment securities:
Taxable	917	850	669	521	504	7.9	81.9
Tax-exempt	3	3	3	3	3	-	-
Interest on federal funds sold	-	1	-	-	1	(100.0)	(100.0)
Interest on deposits with other banks	40	44	39	56	57	(9.1)	(29.8)
Total interest income	9,625	9,686	9,523	9,455	9,807	(0.6)	(1.9)

INTEREST EXPENSE
Interest on deposits	985	1,046	1,071	1,127	1,230	(5.8)	(19.9)
Interest on short-term borrowings	4	4	5	5	7	-	(42.9)
Total interest expense	989	1,050	1,076	1,132	1,237	(5.8)	(20.0)

NET INTEREST INCOME	8,636	8,636	8,447	8,323	8,570	-	0.8
Provision for credit losses	650	775	950	975	474	(16.1)	37.1

NET INTEREST INCOME (LOSS) AFTER PROVISION
FOR CREDIT LOSSES	7,986	7,861	7,497	7,348	8,096	1.6	(1.4)

NONINTEREST INCOME
Service charges on deposit accounts	629	618	602	558	599	1.8	5.0
Trust and investment fee income	478	496	455	431	429	(3.6)	11.4
Investment securities gains	23	-	-	-	-	-	-
Insurance agency commissions	1,736	2,176	2,536	3,077	2,477	(20.2)	(29.9)
Loss on termination of cash flow hedge	-	-	-	-	-	-	-
Other noninterest income	605	704	935	722	710	(14.1)	(14.8)
Total noninterest income	3,471	3,994	4,528	4,788	4,215	(13.1)	(17.7)

NONINTEREST EXPENSE
Salaries and wages	4,305	4,689	4,292	4,314	4,336	(8.2)	(0.7)
Employee benefits	956	934	1,020	1,182	983	2.4	(2.7)
Occupancy expense	570	565	577	627	569	0.9	0.2
Furniture and equipment expense	234	225	243	273	252	4.0	(7.1)
Data processing	766	741	739	760	773	3.4	(0.9)
Directors' fees	99	131	132	112	92	(24.4)	7.6
Amortization of intangible assets	33	34	60	74	74	(2.9)	(55.4)
Insurance agency commissions expense	-	-	394	512	470	-	(100.0)
FDIC insurance premium expense	402	399	377	458	613	0.8	(34.4)
Write-downs of other real estate owned	192	290	101	75	371	(33.8)	(48.2)
Other noninterest expenses	1,953	1,811	1,982	1,728	1,935	7.8	0.9
Total noninterest expense	9,510	9,819	9,917	10,115	10,468	(3.1)	(9.2)

Income (loss) before income taxes	1,947	2,036	2,108	2,021	1,843	(4.4)	5.6
Income tax expense (benefit)	721	774	803	763	668	(6.8)	7.9

NET INCOME (LOSS)	$ 1,226	$ 1,262	$ 1,305	$ 1,258	$ 1,175	(2.9)	4.3

Weighted average shares outstanding - basic	12,617	12,615	10,013	8,471	8,463	0.0	49.1
Weighted average shares outstanding - diluted	12,626	12,625	10,024	8,484	8,474	0.0	49.0

Basic net income (loss) per common share	$ 0.10	$ 0.10	$ 0.13	$ 0.15	$ 0.14	-	(28.6)
Diluted net income (loss) per common share	0.10	0.10	0.13	0.15	0.14	-	(28.6)
Dividends paid per common share	-	-	-	-	-	-	-

Shore Bancshares, Inc.												Page 11 of 12
Consolidated Average Balance Sheets By Quarter
(Dollars in thousands)

											Average balance
											4Q 14	4Q 14
											compared to	compared to
	4Q 14		3Q 14		2Q 14		1Q 14		4Q 13		3Q 14	4Q 13
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$ 707,484	4.87%	$ 705,637	4.95%	$ 708,718	5.00%	$ 707,708	5.10%	$ 733,117	5.01%	0.3%	(3.5)
Investment securities
Taxable	232,371	1.56	221,105	1.53	183,128	1.46	155,123	1.36	144,699	1.38	5.1	60.6
Tax-exempt	432	4.16	432	4.16	431	4.23	433	4.25	482	4.39	-	(10.4)
Federal funds sold	2,962	0.07	1,378	0.06	1,476	0.05	1,708	0.05	2,692	0.06	114.9	10.0
Interest-bearing deposits	82,812	0.19	87,215	0.20	79,223	0.20	98,907	0.23	101,529	0.22	(5.0)	(18.4)
Total earning assets	1,026,061	3.73%	1,015,767	3.79%	972,976	3.93%	963,879	3.98%	982,519	3.98%	1.0	4.4
Cash and due from banks	24,329		24,445		20,376		22,708		20,900		(0.5)	16.4
Other assets	61,370		61,989		64,915		68,628		70,048		(1.0)	(12.4)
Allowance for credit losses	(8,405)		(9,098)		(9,675)		(10,647)		(13,152)		(7.6)	(36.1)
Total assets	$ 1,103,355		$ 1,093,103		$ 1,048,592		$ 1,044,568		$ 1,060,315		0.9	4.1

Interest-bearing liabilities
Demand deposits	$ 183,251	0.13%	$ 183,094	0.14%	$ 171,004	0.14%	$ 173,801	0.14%	$ 176,492	0.15%	0.1	3.8
Money market and savings deposits (1)	233,441	0.12	225,670	0.12	220,850	0.12	222,378	0.12	211,294	0.12	3.4	10.5
Certificates of deposit $100,000 or more	163,813	1.06	166,806	1.11	171,830	1.11	178,792	1.13	190,117	1.16	(1.8)	(13.8)
Other time deposits	173,695	0.95	179,533	0.98	183,336	1.02	186,960	1.08	188,645	1.14	(3.3)	(7.9)
Interest-bearing deposits	754,200	0.52	755,103	0.55	747,020	0.58	761,931	0.60	766,548	0.64	(0.1)	(1.6)
Short-term borrowings	6,356	0.23	7,946	0.21	8,633	0.22	9,345	0.22	10,505	0.23	(20.0)	(39.5)
Total interest-bearing liabilities	760,556	0.52%	763,049	0.55%	755,653	0.57%	771,276	0.60%	777,053	0.63%	(0.3)	(2.1)
Noninterest-bearing deposits	196,520		185,209		168,221		161,593		171,745		6.1	14.4
Accrued expenses and other liabilities	6,603		6,230		7,629		7,237		8,010		6.0	(17.6)
Stockholders' equity	139,676		138,615		117,089		104,462		103,507		0.8	34.9
Total liabilities and stockholders' equity	$ 1,103,355		$ 1,093,103		$ 1,048,592		$ 1,044,568		$ 1,060,315		0.9	4.1

Net interest spread		3.21%		3.24%		3.36%		3.38%		3.35%
Net interest margin		3.35%		3.38%		3.49%		3.50%		3.49%

(1) Interest on money market and savings deposits for the third quarter of 2013 included an adjustment to expense related to interest rate caps and the hedged deposits associated with them. This adjustment increased interest expense $0 for the third quarter of 2013. Interest expense for the other quarters presented did not reflect this adjustment because the interest rate caps were terminated in June of 2013.

Shore Bancshares, Inc.							Page 12 of 12
Reconciliation of Generally Accepted Accounting Principles (GAAP)
and Non-GAAP Measures
(In thousands, except per share data)

						YTD	YTD
	4Q 14	3Q 14	2Q 14	1Q 14	4Q 13	12/31/2014	12/31/2013

The following reconciles return on average equity and return on average tangible equity (Note 1):

Net income (loss)	$ 1,226	$ 1,262	$ 1,305	$ 1,258	$ 1,175	$ 5,051	$ (9,634)
Net income (loss) - annualized (A)	$ 4,864	$ 5,007	$ 5,234	$ 5,102	$ 4,662	$ 5,051	$ (9,634)

Net income (loss), excluding net amortization of intangible assets	$ 1,246	$ 1,283	$ 1,341	$ 1,303	$ 1,220	$ 5,173	$ (9,455)

Net income (loss), excluding net amortization of intangible
assets - annualized (B)	$ 4,943	$ 5,090	$ 5,379	$ 5,284	$ 4,840	$ 5,173	$ (9,455)

Average stockholders' equity (C)	$ 139,676	$ 138,615	$ 117,089	$ 104,462	$ 103,507	$125,094	$ 111,445
Less: Average goodwill and other intangible assets	(13,281)	(13,315)	(15,295)	(15,945)	(16,018)	(14,448)	(16,129)
Average tangible equity (D)	$ 126,395	$ 125,300	$ 101,794	$ 88,517	$ 87,489	$110,646	$ 95,316

Return on average equity (GAAP) (A)/(C)	3.48%	3.61%	4.47%	4.88%	4.50%	4.04%	(8.64)%
Return on average tangible equity (Non-GAAP) (B)/(D)	3.91%	4.06%	5.28%	5.97%	5.53%	4.68%	(9.92)%

The following reconciles GAAP efficiency ratio and non-GAAP
efficiency ratio (Note 2):

Noninterest expense (E)	$ 9,510	$ 9,819	$ 9,917	$ 10,115	$ 10,468	$ 39,361	$ 40,686
Less: Amortization of intangible assets	(33)	(34)	(60)	(74)	(74)	(201)	(296)
Other nonrecurring adjustments	-	-	-	-	-	-	49
Adjusted noninterest expense (F)	$ 9,477	$ 9,785	$ 9,857	$ 10,041	$ 10,394	$ 39,160	$ 40,439

Taxable-equivalent net interest income (G)	$ 8,659	$ 8,659	$ 8,469	$ 8,347	$ 8,595	$ 34,134	$ 34,979
Nonrecurring adjustment	-	-	-	-	-	-	(308)
Taxable-equivalent net interest income excluding nonrecurring adjustment (H)	$ 8,659	$ 8,659	$ 8,469	$ 8,347	$ 8,595	$ 34,134	$ 34,671

Noninterest income (I)	$ 3,471	$ 3,994	$ 4,528	$ 4,788	$ 4,215	$ 16,781	$ 17,459
Less: Investment securities (gains)/losses	(23)	-	-	-	-	(23)	(913)
Other nonrecurring (gains)/losses	-	-	(114)	-	-	(114)	1,009
Adjusted noninterest income (J)	$ 3,448	$ 3,994	$ 4,414	$ 4,788	$ 4,215	$ 16,644	$ 17,555

Efficiency ratio (GAAP) (E)/(G)+(I)	78.40%	77.60%	76.30%	77.01%	81.72%	77.31%	77.59%
Efficiency ratio (Non-GAAP) (F)/(H)+(J)	78.28%	77.33%	76.51%	76.44%	81.14%	77.12%	77.43%

The following reconciles book value per common share and tangible book value per common share (Note 1):

Stockholders' equity (K)	$ 140,469	$ 138,674	$ 137,493	$ 104,632	$ 103,299
Less: Goodwill and other intangible assets	(13,262)	(13,295)	(13,328)	(15,900)	(15,974)
Tangible equity (L)	$ 127,207	$ 125,379	$ 124,165	$ 88,732	$ 87,325

Shares outstanding (M)	12,618	12,615	12,615	8,471	8,471

Book value per common share (GAAP) (K)/(M)	$ 11.13	$ 10.99	$ 10.90	$ 12.35	$ 12.19
Tangible book value per common share (Non-GAAP) (L)/(M)	$ 10.08	$ 9.94	$ 9.84	$ 10.47	$ 10.31

The following reconciles equity to assets and
tangible equity to tangible assets (Note 1):

Stockholders' equity (N)	$ 140,469	$ 138,674	$ 137,493	$ 104,632	$ 103,299
Less: Goodwill and other intangible assets	(13,262)	(13,295)	(13,328)	(15,900)	(15,974)
Tangible equity (O)	$ 127,207	$ 125,379	$ 124,165	$ 88,732	$ 87,325

Assets (P)	$ 1,100,402	$ 1,096,285	$ 1,064,853	$ 1,049,514	$ 1,054,124
Less: Goodwill and other intangible assets	(13,262)	(13,295)	(13,328)	(15,900)	(15,974)
Tangible assets (Q)	$ 1,087,140	$ 1,082,990	$ 1,051,525	$ 1,033,614	$ 1,038,150

Period-end equity/assets (GAAP) (N)/(P)	12.77%	12.65%	12.91%	9.97%	9.80%
Period-end tangible equity/tangible assets (Non-GAAP) (O)/(Q)	11.70%	11.58%	11.81%	8.58%	8.41%

Note 1: Management believes that reporting tangible equity and tangible assets more closely approximates the adequacy of capital for regulatory purposes.

Note 2: Management believes that reporting the non-GAAP efficiency ratio more closely measures its effectiveness of controlling cash-based operating activities.

CONTACT: George Rapp, Chief Financial Officer, 410-763-7800